Thrivent Series Fund, Inc.

Supplement to

Prospectus and Thrivent Multidimensional Income Portfolio Summary Prospectus,

each dated April 30, 2019

1.

Effective July 31, 2019, Kent L. White, CFA has been named as a portfolio manager of Thrivent Multidimensional Income Portfolio, and Conrad E. Smith, CFA is no longer a portfolio manager for the Portfolio. Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA and Stephen D. Lowe, CFA will continue to serve as portfolio managers of the Portfolio.

The following replaces similar information for Thrivent Multidimensional Income Portfolio found in the “Summary Section” under the heading “Portfolio Manager(s)” and in the “Management, Organization and Capital Structure” section under the heading “Portfolio Management”:

Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Stephen D. Lowe, CFA, and Kent L. White, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad, Mr. Anderson, and Mr. Ocenasek have served as portfolio managers of the Portfolio since April 2017. Mr. Lowe has served as a portfolio manager of the Portfolio since April 2018. Mr. White has served as a portfolio manager of the Portfolio since July 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. Mr. White is the director of Investment Grade Research, and he has been with Thrivent Financial since 1999.

2.	The current strategies described under “Summary Section— Thrivent Multidimensional Income Portfolio —Principal Strategies” will be deleted in their entirety and replaced with the following:

The Portfolio seeks to achieve its investment objectives by allocating assets across multiple income and growth producing asset classes and strategies. Debt securities in which the Portfolio invests include high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Portfolio will also implement its investment strategy by investing in convertible bonds and U.S. dollar denominated emerging markets sovereign debt.

The Portfolio also plans to invest in income-producing equity securities, including preferred stock and real estate investment trusts (“REITs”). The Portfolio will invest in other income-producing securities such as shares of closed-end funds (“CEFs”), publicly-traded business development companies (“BDCs”), master limited partnerships (“MLPs”), and exchange-traded funds (“ETFs”). CEFs are investment companies that issue a fixed number of shares that trade on a stock exchange or over-the-counter, typically at a premium or a discount to their net asset value. BDCs are publicly held investment funds that invest primarily in private and thinly traded public U.S. businesses. MLPs are publicly-traded limited partnerships that are limited by the Internal Revenue Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources. ETFs are investment companies generally designed to track the performance of a securities or other index or benchmark. The Portfolio may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.

The Portfolio may invest in other securities such as investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), and leveraged loans. It may also utilize derivatives for investment exposure or hedging purposes, including futures agreements and credit default swap agreements on security indexes. The Portfolio may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non- standardized derivatives contracts traded in the over-the-counter market.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.

The date of this Supplement is July 31, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

34839

2